AMENDMENT TO
               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
               OF SERIES D CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                       OF
                                  I-STORM, INC.


         I-STORM, INC. (the "Company"), a corporation organized and existing under the laws of the State of Nevada, does hereby certify that:

         Pursuant to authority vested in the Board of Directors by Article V of the Articles of Incorporation of the Company and the provisions of the Nevada Revised Statutes, the Board of Directors has duly adopted the following recitals and resolutions:

         WHEREAS, the Board of Directors is authorized by the Articles of Incorporation to issue and to determine and fix the rights, preferences, privileges and restrictions of one or more series of Preferred Stock, and the Board of Directors has determined to establish the number of shares constituting such series and to designate such series;

         WHEREAS, the Articles of Incorporation presently authorize the Company to issue up to 4,000,000 shares of Preferred Stock in any class or series and the Company has designated 600,000 of such shares of Preferred Stock to be Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock"), 735,000 of such shares of Preferred Stock to be Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock") and 1,225,000 of such shares of Preferred Stock to be Series C Cumulative Convertible Preferred Stock ("Series C Preferred Stock"); and 500,000 such shares of Preferred Stock to be Series D Cumulative Convertible Preferred Stock;

         WHEREAS, the Company had previously filed on January 12, 2000 a Certificate of Designation, Preferences and Rights of Series D Cumulative Convertible Preferred Stock, and the Board now wishes to amend such Certificate of Designation to increase the authorized number of shares of such class of Series D Cumulative Convertible Preferred Stock and to amend certain references to registration rights for such class of stock;

         NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby further amends Article V of the Articles of Incorporation and fixes and determines the designation of the number of shares constituting, and the rights, preferences, privileges and restrictions relating to a new series of preferred stock, as follows:

         1. DESIGNATION. The series of preferred stock provided for by this resolution shall be designated "Series D Cumulative Convertible Preferred Stock" (hereinafter referred to as the "Series D Preferred Stock").

         2. AUTHORIZATION. The number of shares constituting the Series D Preferred Stock shall be 800,000 shares having a par value of $0.01 per share.


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         3. DIVIDENDS. (a) The holders of the Series D Preferred Stock shall be entitled to cumulative dividends at an annual rate of nine percent (9%) of the offering price of $12.25 per share, when and as declared by the Board of Directors, payable on a quarterly basis on November 15, February 15, May 15 and August 15 (each a "Dividend Payment Date"), in cash, or at the option of the Company, in additional shares of Series D Preferred Stock. Each such quarterly dividend accrual shall be fully cumulative and shall accrue (whether or not declared) on a daily basis from the first day of the quarterly period in which such dividend may be accruable as provided herein; provided, however, that with respect to the first Dividend Payment Date following the issuance of shares of Series D Preferred Stock, such dividend shall accrue from the issuance date.

         (b) All dividends paid with respect to the Series D Preferred Stock shall be paid pro rata to the holders entitled thereto. All dividends paid in shares of Series D Preferred Stock shall be deemed issued on the applicable Dividend Payment Date and will thereupon be duly authorized, validly issued fully paid and nonassessable and free and clear of all liens and charges.

         (c) Unpaid dividends will accumulate and be payable prior to the payment of dividends on the Common Stock, but not before the payment of dividends on Series A Preferred Stock and Series B Preferred Stock and will be payable PARI PASSU with respect to the Series C Preferred Stock

         4. CONVERSION RIGHTS.

         (a) Subject to the antidilution provisions set forth in Section 5, each share of Series D Preferred Stock may be converted, (a) at the option of the holder at any time or (b) at the option of the Company at any time after four years after the Closing (as defined in the Stock Purchase Agreement between the Company and CA) relating to such Series D Preferred Stock, into such number of shares of the Company's Common Stock as shall equal $12.25 divided by the lower of (i) $3.50 and (ii) the closing bid price for the Company's Common Stock for any five (5) consecutive trading days during the period commencing 11 months after the Initial Closing (as defined in the Stock Purchase Agreement between Computer Associates International, Inc. and the Company) and ending one month thereafter (it being understood that the holder need not convert the Series D Preferred Stock during such one month period) (the "Conversion Price"); provided, however, that in no event shall the Conversion Price be reduced below $2.80; provided, further, that any unpaid dividends accumulated on the Series D Preferred Stock, as set forth in Section 3, shall be paid to the holders of the Series D Preferred Stock on the date of conversion, either in cash, or at the option of the Company, in additional shares of Common Stock at the then applicable Conversion Price.

         (b) Promptly after the surrender of Series D Preferred Stock by the converting Holder and receipt thereof by the Company, the Company shall issue and deliver, or cause to be issued and delivered, to the holder a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such Series D Preferred Stock. The date of the issuance of such Common Stock shall be the "Conversion Date." No fractional shares shall be issued upon conversion of the Series D Preferred Stock into shares of Common

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

Stock; the number of shares of Common Stock issued upon conversion of the Series D Preferred Stock shall be rounded to the nearest whole number of shares. To the extent permitted by law, the conversion shall be deemed to have been effected as of the close of business on the Conversion Date (or on the next preceding business day if the Conversion Date is not a business day) and at that time the rights of the holder of Series D Preferred Stock, as such holder, shall cease, and the holder of the Series D Preferred Stock shall become the holder of record of shares of Common Stock and shall solely be entitled to the rights and preferences of the holders of shares of Common Stock.

         (c) Notwithstanding anything herein to the contrary, on any liquidation of the Company, the right of conversion of the Series D Preferred Stock shall terminate at the close of business on the last full business day before the date fixed for payment of the amount distributable on the Series D Preferred Stock.

         5. ANTIDILUTION RIGHTS. The Conversion Price and the number of shares issuable upon conversion shall be subject to adjustment as follows:

         (a) In case the Company shall (i) declare a dividend on its Common Stock payable in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock, into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, and in each case, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of the Series D Preferred Stock surrendered for conversion after such time shall be entitled to receive the kind and amount of shares such holder would have owned or have been entitled to receive had such shares of the Series D Preferred Stock been converted immediately prior to the time of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) In case of any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the surviving or continuing corporation), or in case of any sale or transfer of all or substantially all of the assets of the Company, the holder of each share of the Series D Preferred Stock, shall have after such reorganization, reclassification, consolidation, merger, sale or transfer, the right to convert such share of the Series D Preferred Stock solely into the kind and amount of shares of stock and other securities and property (including cash) which such holder would have been entitled to receive had such share of Series D Preferred Stock been converted immediately prior to such consolidation, merger, sale or transfer.

         (c) In case the Company shall declare a cash dividend upon its Common Stock payable otherwise then out of retained earnings or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness

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issued by the corporation or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the corporation convertible into or exchangeable for Common Stock), then, in each such case, the holders of the Series D Preferred Stock shall, concurrent with the distributions of holders of Common Stock, receive a like distribution based upon the number of shares of Common Stock into which such Series D Preferred Stock is then convertible.

         (d) Whenever there is an adjustment in the Conversion Price and/or the number or kind of securities issuable upon conversion of the Series D Preferred Stock, as provided herein, the Company shall promptly file in the custody of its Secretary, a certificate signed by an officer of the Company, showing in detail the facts requiring such adjustment, the number and kind of securities issuable upon conversion of Series D Preferred Stock upon such adjustment, and the Conversion Price; and notice of such adjustment along with a duplicate officer's certificate shall be sent by registered mail, postage paid, to the holder at its address as it shall appear in the Company's Stock Register.

         (e) The corporation will not through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or modify or seek to avoid or modify the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series D Preferred Stock against impairment.

         6. SHARES RESERVED FOR ISSUANCE. The Company shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series D Preferred Shares, such number of shares of Common Stock (or such other shares or securities as may be required) as shall from time to time be sufficient to effect the conversion of all outstanding Series D Preferred Shares, and if at any time the number of authorized but unissued shares of Common Stock (or any such other shares or other securities) shall not be sufficient to effect the conversion of all then outstanding Series D Preferred Stock, the Company shall take such action as may be necessary to increase the authorized but unissued shares of Common Stock (or other shares or other securities) to such number of shares as shall be sufficient for such purposes.

         7. NO VOTING RIGHTS.

         (a) Except as otherwise required by law or as set forth in this Section 7, the holders of Series D Preferred Stock shall not have any voting rights.

         (b) So long as any shares of Series D Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required in the Articles of Incorporation or the Bylaws of the Company, the consent of the holders of at least sixty-six and two-thirds percent (66 2/3 %) of Series D

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

Preferred Stock at the time outstanding, such consent given in person or by proxy, either in writing without a meeting, or by vote at any meeting called for the purpose of obtaining such consent, shall be necessary for effecting or validating:

                           (i) Any amendment, alteration or repeal of any of the
                  provisions of the Articles of Incorporation, or of the Bylaws of the Company, which affects adversely the voting powers, rights or preferences of the holders of Series D Preferred Stock; provided, however that the amendment of the provisions of the Articles of Incorporation so as to authorize or create or to increase the authorized amount of any junior stock shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of Series D Preferred Stock;

                           (ii) The authorization of or creation of any stock of
                  any class or any security convertible into stock of any class, ranking in parity with or prior to Series D Preferred Stock in the distribution of assets on any liquidation, dissolution, or winding up of the Company or in the payment of dividends;

                           (iii) The merger or consolidation of the Company with
                  or into any other corporation, unless after such merger or consolidation, if the Company should be the surviving corporation, there shall be no class of stock and no other securities either authorized or outstanding, ranking prior to the Series D Preferred Stock, except for the Series A Preferred Stock and the Series B Preferred Stock, in the distribution of assets on any liquidation, dissolution or winding up of the Company, or in the payment of dividends.

                           (iv) The purchase or redemption of any shares of any
                  series of stock which ranks in parity with or junior to the Series D Preferred Stock (whether pursuant to mandatory redemption or sinking fund provisions, optional redemption provisions or otherwise) unless the full dividend on all shares of Series D Preferred Stock then outstanding shall have been paid or declared, and a sum sufficient, or shares sufficient, for the payment of such dividends shall have been set apart by the Company.

         8. REGISTRATION RIGHTS. With respect to any Series D Preferred Stock held by Computer Associates International, Inc. or its permissible designees, such Series D Preferred Stock shall have registration rights as set forth in the Registration Rights Agreement dated as of January 12, 2000 between Computer Associates International, Inc. and the Company. . With respect to any Series D Preferred Stock held by PurchasePro.com, Inc. or its permissible designees, such Series D Preferred Stock shall have registration rights as set forth in the Registration Rights Agreement dated as of June 30, 2000 between PurchasePro.com, Inc. and the Company.

         9. RANKING. With respect to the payment of dividends and upon liquidation, the shares of the Series D Preferred Stock shall rank senior to the shares of Common Stock of the Company, on parity with the Series C Preferred Stock and junior to the shares of Series A Preferred Stock and Series B Preferred Stock.

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         10. REDEMPTION RIGHTS. Neither the Company nor the holders of Series D
Preferred Stock shall have any redemption rights with respect to the Series D Preferred Stock.

         11. LIQUIDATION, DISSOLUTION AND WINDING UP. (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, each holder of Series D Preferred Stock shall have the right to a distribution of assets of the Company equal to $12.25 per share from any of the Company's assets then available for distribution (i) after the satisfaction of the liquidation, dissolution and winding up preferences of the holders of Series A Preferred Stock and Series B Preferred Stock, (ii) pari passu with the holders of the Series C Preferred Stock and (iii) before the satisfaction of the liquidation, dissolution and winding up preferences of the holders of Common Stock, all, in accordance with the Nevada Revised Statutes. If the assets of the Company are not sufficient to pay in full the liquidation payments payable to the holders of the Series D Preferred Stock and Series C Preferred Stock, then the holders of such shares shall share ratably in such distribution of assets.

                  (b) Whenever the distribution provided for in this Section 11 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by not less than a majority of the directors then serving on the Board of Directors of the Company. A reorganization of the Company, or a consolidation or merger of the Company with or into another corporation or entity or a sale of or other disposition of all or substantially all of the assets of the Company, shall not be treated as a liquidation, dissolution or winding up of the Company within the meaning of this Section 11.

         The foregoing amendment was duly adopted by the Board of Directors without the requirement of shareholder action by meeting held on _______________ pursuant to the Articles of Incorporation and the provisions of the Nevada Revised Statutes.

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



         IN WITNESS WHEREOF, I-Storm, Inc. has caused this Certificate of Designation, Preferences and Rights of Series D Cumulative Convertible Preferred Stock to be executed by its President and attested to by its Secretary this ____ day of ________________, 2000.

ATTEST:                                     I-STORM, INC.

By: /s/ Stephen Venuti                      By: /s/ Calbert Lai
   ---------------------------------           ---------------------------------
         Stephen Venuti, Secretary                   Calbert Lai, President






STATE OF  _________
                      : ss
COUNTY OF _________

         On this ___ day of ___________, 2000, personally appeared before me, the undersigned, a notary public, Calbert Lai and Stephen Venuti, who being by me first duly sworn, declared that they are the President and Secretary, respectively, of the above-named corporation, acknowledged that they signed the foregoing Certificate of Designation, and verified that the statements contained therein are true.

         WITNESS MY HAND AND OFFICIAL SEAL.


                                                   ----------------------------
                                                               , Notary Public
                                                   -----------
                                                   Residing in ___________County


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